UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518	20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 8, 2023, Supernus Pharmaceuticals, Inc. (the “Company”) entered into a credit line agreement (the “Credit Line”) with UBS Bank USA (“UBS”). The Credit Line provides for a revolving line of credit of up to $150,000,000.00, which can be drawn at any time and will be used for general corporate purposes. Any fixed rate borrowing will bear interest at a fixed interest rate, equal to the sum of (i) the UBS Fixed Funding Rate (as defined in the Credit Line) plus (ii) the applicable Percentage Spread established in the Credit Line. Any variable rate borrowing will bear interest at a variable interest rate, equal to the sum of (i) the UBS Variable Rate (as defined in the Credit Line) plus (ii) the applicable Percentage Spread established in the Credit Line.

The Credit Line is secured by a first priority lien and security interest in the following assets and rights of the Company: (i) each account of the Company at UBS Financial Services Inc. (the “Collateral Account”); (ii) any and all money, credit balances, certificated and uncertificated securities, security entitlements, commodity contracts, deposits, certificates of deposit, instruments, documents, partnership interests, limited liability company interests, general intangibles, financial assets and other investment property now or in the future credited to or carried, held or maintained in the Collateral Account; (iii) any and all over-the-counter options, futures, foreign exchange, swap or similar contracts between the Company, on the one hand, and either UBS Financial Services Inc. or any of its affiliates, on the other hand; (iv) any and all accounts of the Company at UBS or any of its affiliates; (v) any and all goods, assets or other property in the possession, custody or control of UBS or any of its agents or custodians, including, without limitation, gold and other precious metals (whether in the form of coins, bars or otherwise); (vi) any and all supporting obligations, general intangibles and other rights ancillary or attributable to, or arising in any way in connection with, any of the foregoing; and (vii) any and all interest, dividends, distributions and other proceeds of any of the foregoing, including proceeds of proceeds (collectively, the “Collateral”); provided, however, clauses (iv) and (v) of above will not be effective with respect to the Company (and, such assets will not be “Collateral” for the purposes of the Credit Line) if and for so long as the Company simultaneously has a “purpose” and a “non-purpose” loan or loans outstanding with UBS (as such terms are used under Federal Reserve Regulation U). Company’s money market and marketable securities held in its managed investment account with UBS. (the “Collateral”). The Company may be required to post additional collateral if the value of the Collateral declines below the required collateral maintenance requirements.

Upon certain customary events of default, all amounts due under the Credit Line (the “Credit Line Obligations”) will become immediately due and payable without demand, and UBS has the right, in its discretion, to liquidate, transfer, withdraw or sell all or any part of the Collateral and apply the proceeds to the repay any borrowings pursuant to the Credit Line.

The Company has the right to repay any variable rate advance under the Credit Line at any time, in whole or in part, without penalty. The Company may repay any fixed rate advance in whole, but may not repay any fixed rate advance in part. In its discretion and without cause, UBS has the right at any time to demand full or partial payment of amounts borrowed pursuant to the Credit Line and terminate the Credit Line.

The foregoing description of the Credit Line does not purport to be complete and is qualified in its entirety by reference to the Credit Line, which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference. The Credit Line has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about the Company, its business, or the actual conduct of its business. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or any of its subsidiaries or affiliates. The Credit Line contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.

Item 8.01	Other Events.

On February 14, 2023, the Company issued a press release announcing that it had entered into the Credit Line. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K contains “forward-looking statements” that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or “anticipate” or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for the Company's ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to various risks and uncertainties, including those set forth in Item 1A, “Risk Factors,” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and other risk factors set forth from time to time in the Company’s filings with the Securities and Exchange Commission made pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1† — Credit Line Agreement between UBS Bank USA and Supernus Pharmaceuticals, Inc. dated as of February 8, 2023.

Exhibit 99.1 - Press Release Dated February 14, 2023 filed as an Exhibit pursuant to Item 8.01 hereof.

Exhibit 104 — The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

† Certain portions of this exhibit that constitute confidential information have been omitted in accordance with Regulation S-K, Item 601(b)(10)(iv) because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: February 14, 2023	By:	/s/ Timothy C. Dec
Timothy C. Dec
Senior Vice President and Chief Financial Officer

4